UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 3, 2004


                               CONMED CORPORATION
             (Exact name of registrant as specified in its charter)


           New York                      0-16093                16-0977505
           --------                      -------                ----------
(State or other jurisdiction of       (Commission           (I.R.S. Employer
  incorporation or organization)      File Number)           Identification No.)



                                 525 French Road
                              Utica, New York 13502
                              ---------------------
          (Address of principal executive offices, including zip code)



                                 (315) 797-8375
                                 --------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (See General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 3, 2004, CONMED Corporation (the "Registrant") announced an intended offering, in private placement, $125 million in aggregate principal amount of convertible senior subordinated notes (the "Senior Subordinated Notes") due 2024. On November 4, 2004, the Registrant announced that it had priced its offering, of $125 million in aggregate principal amount of 2.50% Senior Subordinated Notes. In addition, the Registrant has granted the initial purchasers a 13-day option to purchase up to an additional $25 million of Senior Subordinated Notes.

The convertible notes are being offered and sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). The Rule 135c press releases relating to the offering are filed as Exhibits 99.1 and 99.2 and are incorporated herein by reference.



Item 9.01 Financial Statements and Exhibits.

          (c)  Exhibits

          The following exhibits are included herewith:


          Exhibit No. Description of Exhibit

          99.1 Press   Release  dated   November  3,  2004,   issued  by  CONMED
               Corporation announcing its intent to offer, in a private placement, $125 million in aggregate principal amount of convertible senior subordinated notes due 2024.

          99.2 Press Release dated November 4, 2004, issued by CONMED Corporation announcing that it has priced its offering, in a private placement, of $125 million in aggregate principal amount of 2.50% senior subordinated notes due 2024.



                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  CONMED CORPORATION
                                                      (Registrant)


                                                  By:/s/ Robert D. Shallish, Jr.
                                                     --------------------------
                                                     Vice President-Finance and
                                                     Chief Financial Officer


Date:     November 8, 2004

                                  EXHIBIT INDEX



Exhibit
Number    Exhibit Description

99.1 Press Release dated November 3, 2004, issued by CONMED Corporation announcing its intent to offer, in a private placement, $125 million in aggregate principal amount of convertible senior subordinated notes due 2024.

99.2 Press Release dated November 4, 2004, issued by CONMED Corporation announcing that it has priced its offering, in a private placement, of $125 million in aggregate principal amount of 2.50% senior subordinated notes due 2024.